UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 6, 2006 (December 1, 2006)

Date of Report (Date of earliest event reported)

QC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Kansas	000-50840	48-1209939
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

9401 Indian Creek Parkway, Suite 1500

Overland Park, Kansas 66210

(Address of principal executive offices) (Zip Code)

(913) 234-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name and former fiscal year, if changed since last report.)

Not applicable

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2006, QC Holdings, Inc., acting through a wholly owned subsidiary, acquired all the issued and outstanding membership interests in Express Check Advance of South Carolina LLC (ECA – SC) for approximately $16.2 million in cash. QC effected the purchase of ECA - SC through a Securities Purchase Agreement dated as of December 1, 2006 (the “Purchase Agreement”), between Express Check Advance, LLC (“Seller”) and QC Financial Services, Inc., as buyer, whereby Seller, as sole member of ECA - SC sold and QC purchased all the issued and outstanding membership interests in ECA – SC. The Purchase Agreement includes representations and warranties by Seller and indemnification provisions.

There were no material relationships between QC or any of its directors and executive officers and Seller or any of its directors, members or executive officers prior to entering into the Purchase Agreement.

The Purchase Agreement is attached as an exhibit to this report and is incorporated by reference into this report.

Item 2.01. Acquisition or Disposition of Assets

As discussed under Item 1.01, on December 1, 2006, QC acquired all the issued and outstanding membership interests in ECA - SC for approximately $16.2 million in cash. ECA – SC operates 51 payday loan branches in South Carolina. Revenue from the branches during the 12 month period ended October 31, 2006 was approximately $11.3 million and branch-level gross profit during the same period was approximately $2.7 million. Aggregate current loan receivables for these acquired branches were approximately $5.4 million as of October 31, 2006.

QC funded the ECA - SC purchase price with a draw on its senior revolving credit facility arranged by U.S. Bank National Association.

There were no material relationships between QC or any of its directors and executive officers and Seller or any of its directors, members or executive officers prior to entering into the Purchase Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) and (b) Financial Statements and Pro Forma Financial Statements.

Items 9.01(a) and (b) of Form 8-K do not require the filing of any historical financial statements of ECA – SC or pro forma financial statement of QC in conjunction with this acquisition.

(d) Exhibits.

The following exhibit is filed with this report:

10.1	Securities Purchase Agreement between Express Check Advance, LLC and QC Financial Services, Inc., dated as of December 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QC Holdings, Inc.

Date: December 6, 2006	By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer